EXHIBIT 99.1

Norwegian Cruise Line Holdings Confirms Orders for Fifth and Sixth Ships in Next Generation of Newbuilds for Norwegian Cruise Line

MIAMI, July 12, 2018 (GLOBE NEWSWIRE) -- Norwegian Cruise Line Holdings Ltd. (NYSE:NCLH), (together with NCL Corporation Ltd., "Norwegian Cruise Line Holdings", "Norwegian" or the "Company") today announced it confirmed its previously announced options for the fifth and sixth Project Leonardo Class ships with Fincantieri S.p.A. for Norwegian Cruise Line for delivery in 2026 and 2027.

“These orders extend our disciplined and measured newbuild program and strong growth trajectory well into the future and will further drive long-term returns for our shareholders,” said Frank Del Rio, president and chief executive officer of Norwegian Cruise Line Holdings Ltd.  “Our six ship Leonardo Class fleet will allow us to broaden our deployment into strong performing and mature unserved and underserved markets and offer new experiences to our guests.”

At 140,000 gross tons and accommodating approximately 3,300 guests, this next generation class of ships will build upon the highly successful offering of freedom and flexibility found across Norwegian Cruise Line’s fleet, including the most recent Breakaway Plus Class ships, and feature a host of inventive designs that will further elevate its already award-winning guest experience.  A priority of the prototype design is energy efficiency, with the aim of optimizing fuel consumption and reducing the impact on the environment. The smaller footprint will also broaden deployment opportunities around the world.  Details on the many innovative guest-facing and first at sea features will be announced at a later date.

“Following the Breakaway Plus Class, the most successful class in our Company’s history, the highly anticipated Leonardo Class will fuel future growth with exciting and innovative offerings that will meaningfully drive demand from new and loyal returning guests alike,” said Andy Stuart, president and chief executive officer of Norwegian Cruise Line.

With today's announcement, Norwegian Cruise Line Holdings has seven ships on order for Norwegian Cruise Line and one for Regent Seven Seas Cruises for a total of eight vessels for delivery through 2027.  The Company will take delivery of its newest ship, Norwegian Encore, in fall 2019.

The effectiveness of these orders is contingent on the Company’s entry into committed financing arrangements.

About Norwegian Cruise Line Holdings Ltd.

Norwegian Cruise Line Holdings Ltd. (NYSE:NCLH) is a leading global cruise company which operates the Norwegian Cruise Line, Oceania Cruises and Regent Seven Seas Cruises brands. With a combined fleet of 26 ships with approximately 54,400 berths, these brands offer itineraries to more than 450 destinations worldwide. The Company will introduce eight additional ships through 2027.

About Norwegian Cruise Line

Norwegian Cruise Line is the innovator in cruise travel with a 51-year history of breaking the boundaries of traditional cruising.  Most notably, Norwegian revolutionized the cruise industry by offering guests the freedom and flexibility to design their ideal cruise vacation on their schedule with no set dining times, a variety of entertainment options and no formal dress codes. Today, Norwegian invites guests to enjoy a relaxed, resort-style cruise vacation on some of the newest and most contemporary ships at sea with a wide variety of accommodation options, including studios for solo travelers, connecting staterooms, spacious suites, in addition to the exclusive The Haven by Norwegian®, a luxury enclave with suites, private pool and dining, concierge service and personal butlers. Norwegian Cruise Line sails around the globe to nearly 300 destinations, offering guests the freedom and flexibility to explore the world on their own time and experience up to 27 dining options, award-winning entertainment, superior guest service and more across all of the brand’s 16 ships.

About Fincantieri S.p.A.

Fincantieri is one of the world's largest shipbuilding groups and number one by diversification and innovation. It is leader in cruise ship design and construction and a reference player in all high-tech shipbuilding industry's sectors, from naval to offshore vessels, from high-complexity special vessels and ferries to mega-yachts, ship repairs and conversions, systems and components production and after-sales services.

Headquartered in Trieste (Italy), the Group has built more than 7,000 vessels in over 230 years of maritime history. With almost 19,000 employees, of whom more than 7,800 in Italy, 20 shipyards in 4 continents, today Fincantieri is the leading Western shipbuilder. It has among its clients the major cruise operators, the Italian and the U.S. Navy, in addition to several foreign navies, and it is partner of some of the main European defense companies within supranational programmes.
www.fincantieri.com

Cautionary Statement Concerning Forward-Looking Statements
Certain statements in this release constitute forward-looking statements within the meaning of the U.S. federal securities laws intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this release, including, without limitation, those regarding our business strategy, financial position, results of operations, plans, prospects and objectives of management for future operations (including expected fleet additions, development plans, objectives relating to our activities and expected performance in new markets), are forward-looking statements. Many, but not all, of these statements can be found by looking for words like "expect," "anticipate," "goal," "project," "plan," "believe," "seek," "will," "may," "forecast," "estimate," "intend," "future," and similar words. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to the impact of: adverse events impacting the security of travel, such as terrorist acts, armed conflict and threats thereof, acts of piracy, and other international events; adverse incidents involving cruise ships; adverse general economic and related factors, such as fluctuating or increasing levels of unemployment, underemployment and the volatility of fuel prices, declines in the securities and real estate markets, and perceptions of these conditions that decrease the level of disposable income of consumers or consumer confidence; the spread of epidemics and viral outbreaks; our expansion into and investments in new markets;  the risks and increased costs associated with operating internationally; breaches in data security or other disturbances to our information technology and other networks; changes in fuel prices and/or other cruise operating costs; fluctuations in foreign currency exchange rates; overcapacity in key markets or globally; the unavailability of attractive port destinations; our indebtedness and restrictions in the agreements governing our indebtedness that limit our flexibility in operating our business; the significant portion of our assets pledged as collateral under our existing debt agreements and the ability of our creditors to accelerate the repayment of our indebtedness; volatility and disruptions in the global credit and financial markets, which may adversely affect our ability to borrow and could increase our counterparty credit risks, including those under our credit facilities, derivatives, contingent obligations, insurance contracts and new ship progress payment guarantees; our inability to recruit or retain qualified personnel or the loss of key personnel; delays in our shipbuilding program and ship repairs, maintenance and refurbishments; our reliance on third parties to provide hotel management services to certain ships and certain other services; future increases in the price of, or major changes or reduction in, commercial airline services; amendments to our collective bargaining agreements for crew members and other employee relation issues; our inability to obtain adequate insurance coverage; future changes relating to how external distribution channels sell and market our cruises; pending or threatened litigation, investigations and enforcement actions; our ability to keep pace with developments in technology; seasonal variations in passenger fare rates and occupancy levels at different times of the year; changes involving the tax and environmental regulatory regimes in which we operate; and other factors set forth under "Risk Factors" in our most recently filed Annual Report on Form 10-K and subsequent filings by the Company with the Securities and Exchange Commission. The above examples are not exhaustive and new risks emerge from time to time. Such forward-looking statements are based on our current beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we expect to operate in the future. These forward-looking statements speak only as of the date made. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based, except as required by law.

Investor Relations & Media Contacts
Andrea DeMarco
(305) 468-2339 InvestorRelations@nclcorp.com Jordan Kever (305) 436-4961